Supplement Dated June 14, 2024

to the Prospectus dated April 29, 2024

and

Updating Summary Prospectus dated April 29, 2024

for

Flexible Premium Variable Life Insurance Policy

issued by

Farm Bureau Life Insurance Company

through

Farm Bureau Life Variable Account

This Supplement updates certain information contained in the above-referenced Prospectus and Updating Summary Prospectus (“USP”) regarding the Investment Options available under your Flexible Premium Variable Life Insurance Policy (the “Policy”). Please read this Supplement carefully and retain it for future reference.

Effective June 1, 2024, the Fidelity® VIP Index 500 Portfolio and its investment adviser, Fidelity Management & Research Company, entered into an expense agreement which limits the Portfolio’s total annual operating expenses to 0.09%. The Portfolio’s expenses may only be increased by a majority vote of both the Board of Trustees of Fidelity® Variable Insurance Products Funds and the Portfolio’s shareholders.

Because the Portfolio is the least expensive Investment Option available under the Policy, the minimum and maximum total operating expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options that you may pay periodically during the time that you own the Policy, which appear in tables in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY” sections of the Prospectus and USP and “FEE TABLE” section of the Prospectus, are replaced with the following:

	Minimum	Maximum
Annual Investment Option Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)*	0.09%	1.41%
Annual Investment Option Expenses After Contractual Fee Waiver or Reimbursement*	0.09%	1.25%

*As a percentage of Investment Option assets.

The Current Expenses figure for the Fidelity® VIP Index 500 Portfolio in the “INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY” sections of the Prospectus and USP are replaced with 0.09%.

*   *   *

If you have any questions about your Policy or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.

Additional information about the Investment Options available under your Policy can be found in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling our Home Office at 1-800-247-4170 or by sending an email request to LifePolicyService @fbfs.com.